SECOND AMENDMENT AND WAIVER DATED AS OF JULY 31, 1999
                TO CREDIT AGREEMENT DATED AS OF FEBRUARY 1, 1999


                  This Second Amendment and Waiver (this "Amendment"), dated as of July 31, 1999, is made by and among ALLIED PRODUCTS CORPORATION, a Delaware corporation (the "Company"), the financial institutions party hereto (the "Banks"), and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as agent for the Banks (in such capacity, the "Agent"). Terms defined in the Credit Agreement shall have the same respective meanings when used herein and the provisions of Section 13 of the Credit Agreement shall apply, mutatis mutandis, to this Amendment.

                              W I T N E S S E T H:

                  WHEREAS, the parties hereto are parties to that certain Second Amended and Restated Credit Agreement, dated as of February 1, 1999 (as amended or modified and in effect on the date hereof, the "Credit Agreement");

                  WHEREAS, the Company has requested that the Banks and the Agent agree to amend or modify the Credit Agreement as described herein; and

                  WHEREAS, the Banks and the Agent are willing to amend and modify the Credit Agreement on the terms and conditions contained herein.

                  NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which is hereby acknowledged), the parties hereto, intending legally to be bound, hereby agree as follows:

                                  I. AMENDMENT
                                     ---------

                  1.       Amendments.  Subject to the  satisfaction of the
                           ----------
conditions precedent set forth in Section 3.2 below, the Credit Agreement is hereby amended as follows:

                  Section 1.1.3(a) of the Credit Agreement is amended to read in its entirety as follows:

                           SECTION 1.1.3 Commitment Limits.  Notwithstanding any
                                         -----------------
                  other provision of this Agreement (a) the aggregate principal amount of the Revolving Loans which all Banks are committed to lend to the Company together with the Stated Amount of all Letters of Credit then outstanding shall not at any one time exceed the lesser of (i) the Borrowing Base or (ii) the following amounts (less in each case any reductions made pursuant to Section 6.1 or Section 6.3) as at or during the following dates or periods:

                       DATE OR PERIOD                                 AMOUNT
                       --------------                                 ------

                       February 1, 1999 through March 31, 1999     $140,000,000
                       April 1, 1999 through November 29, 1999     $135,000,000
                       November 30, 1999                           Zero


                  Section 6.3(b) of the Credit Agreement is amended by adding at the end of such Section the following:

                           Without  limitation  of the  foregoing,  the  Company
                  agrees that concurrent with any sale by the Company (directly or indirectly) of any interest in any of the assets comprising the Bush Hog and/or Great Bend Manufacturing Divisions of the Company (whether pursuant to the Bush Bog Letter of Intent or otherwise) the Company shall apply the Net Sale Proceeds thereof to the mandatory prepayment of all Liabilities whereupon the Commitments shall automatically be reduced by the amount of such prepayment (it being understood, however, that no such sale may be made without the written consent of the Banks).

                  Section 10.3 of the Credit Agreement is amended to read in its entirety as follows:

                           SECTION  10.3  Insurance.  Maintain,  and cause  each
                                          ---------
                  Subsidiary to maintain, such insurance as may be required by law and such other insurance, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated. Without limitation of the foregoing:

                           (a) All  policies  of  insurance  (i) shall  name the
                  Agent as loss payee, and as additional insured, as its interests may appear, (ii) shall be maintained without cost to the Agent or any Bank, (iii) shall provide that the Agent shall receive at least 30 days' prior written notice of any reduction, modification or cancellation (including without limitation cancellation due to non-payment of premium), and
                  (iv) shall be reasonably satisfactory in form and substance to the Agent.

                           (b) Upon  request of the  Agent,  the  Company  shall
                  furnish to the Agent, at reasonable intervals (but not more than once per calendar year) a certificate of its Chief Accounting Officer (and, if requested by any Bank, any insurance broker of the Company) setting forth the nature and extent of all insurance maintained by the Company in accordance with this Agreement or any Collateral Documents (and which, in the case of a certificate of a broker, were placed through such broker).

                           (c) If any of the  Collateral  shall  be  damaged  or
                  destroyed, in whole or in part, by fire or other casualty, the Company shall give, or cause to be given, notice thereof to the Agent, promptly upon the Company's actual knowledge thereof. All insurance proceeds shall be paid to the Agent for application to the Liabilities, provided, however, that upon
                                                   --------   -------
                  request of the Company, so long as no Event of Default exists, the Agent shall permit such proceeds to be applied to the repair and/or restoration of the Collateral. The Company shall periodically provide the Agent with such assurances as the Agent shall reasonably request to evidence compliance by the Company with the foregoing.

                  Section 10.5.2 of the Credit Agreement is amended to read in its entirety as follows:

                           SECTION  10.5.2 Minimum  Consolidated  Operating Cash
                                          --------------------------------------
                  Flow.  As of the end of any  calendar  month,  not  permit its
                  ----
                  Consolidated Operating Cash Flow (measured monthly on a cumulative basis for the related calendar year), to be less than the amount applicable to such calendar month as follows:

                       Calendar Month Ending                         Amount
                       ---------------------                         ------

                       August 31, 1999                             $   518,000
                       September 30, 1999                          $ 3,284,000
                       October 31, 1999                            $ 4,649,000

                  Section 10 of the Credit Agreement is further amended by adding Section 10.23 as follows:

                           SECTION  10.23.  Transfer  of Assets  Pursuant to the
                                            ------------------------------------
                  Bush Hog Letter of Intent.  Without the written consent of the
                  -------------------------
                  Banks, not transfer or contribute any assets to any other person or entity pursuant to the Bush Hog Letter of Intent or the Bush Hog Definitive Agreement.

                  Section 12 of the Credit Agreement is amended by adding thereto Sections 12.1.10 and 12.1.11 as follows:

                           SECTION  12.1.10  Bush Hog Letter of Intent.  (i) The
                                             -------------------------
                  Bush Hog Letter of Intent or the Bush Hog Definitive Agreement shall cease to provide for the Company to receive on or before November 30, 1999, in cash, the Bush Hog Purchase Price or
                  (ii) the Bush Hog Letter of Intent or the Bush Hog Definitive Agreement shall be terminated or shall otherwise cease to be in full force and effect (except to the extent that the Bush Hog Definitive Agreement replaces the Bush Hog Letter of
                  Intent), or (iii) any event shall occur which materially adversely affects the receipt by the Company in cash of the Bush Hog Purchase Price on or before November 30, 1999.

                           SECTION 12.1.11 Security.  (i) any  representation or
                                           --------
                  warranty made by the Company in any Collateral Document is breached or is false or misleading in any material respect; or
                  (ii) the Company shall fail to comply with or to perform any provision of any Collateral Document and such failure shall continue for 15 days after notice thereof to the Company from the Agent, any Bank, or the holder of any Revolving Note; or
                  (iii) any security interest purported to be created by any Collateral Document shall cease to be, or shall be asserted by the Company not to be, a valid, perfected, first priority (except as otherwise expressly provided in this Agreement or such Collateral Document) security interest in any material portion of the assets or properties covered thereby.

                  Section 13 of the Credit Agreement is amended so that the definition of Borrowing Base Overadvance shall read in its entirety as follows:

                           Borrowing Base  Overadvance  shall for each month set
                  forth below mean an amount as follows:

                        Month                                Overadvance Amount
                        -----                                ------------------

                        January 1999                             $40,000,000
                        February 1999                            $40,000,000
                        March 1999                               $40,000,000
                        April   1999                             $40,000,000
                        May  1999                                $46,700,000
                        June  1999                               $47,600,000
                        July 1999                                $52,114,000
                        August 1999                              $54,734,000
                        September 1999                           $50,494,000
                        October 1999                             $60,754,000
                        November 1999                            $60,754,000


                  Section  13  of  the  Credit   Agreement  (the  definition  of
         Collateral Documents) is amended by adding thereto the following:

                  Without limitation of the foregoing, the Security Agreement dated as of May 12, 1999 of the Company in favor of the Agent and the Banks shall constitute a Collateral Document and a Loan Document hereunder.

                  Section 13 of the Credit Agreement is amended so that the definition of "Margin" shall read in its entirety as follows:

                           Margin shall mean (i) in the case of Eurodollar Loans
                  (and Letters of Credit) a rate equal to 3.5% per annum through July 31, 1999 and 4% per annum thereafter and (ii) in the case of Floating Rate Loans, a rate equal to 2% per annum through July 31, 1999 and 2.5% per annum thereafter.

                  Section 13 of the Credit Agreement is further amended by adding thereto a definition of "Bush Hog Definitive Agreement" and "Bush Hog Letter of Intent" as follows:

                           Bush Hog  Definitive  Agreement  means any definitive
                           -------------------------------
                  agreement which is executed pursuant to the Bush Hog Letter of Intent.

                           Bush Hog  Letter  of  Intent  shall  mean the  letter
                           ----------------------------
                  agreement   dated  July  15,  1999  among  the   Company,   CC
                  Industries, Inc. and Henry Crown and Company.

                           Bush Hog  Purchase  Price shall mean (i) the purchase
                           ------------------
                  price of $120,710,700 for approximately an 80.1% interest in the assets comprising the Bush Hog and Great Bend Divisions of the Company pursuant to the Bank Hog Letter of Intent (the "Original Purchase Price") or (ii) such other purchase price as may be agreed to by the Company pursuant to the Bush Hog Letter of Intent or the Bush Hog Definitive Agreement, provided that such other purchase price shall not be materially less than the Original Purchase Price.

                  Section 13 of the Credit Agreement is amended so that the definition of "Revolving Termination Date" shall read in its entirety as follows:

                           Revolving Termination  Date shall mean  November 30,
                           ---------------------
         1999.

                  Section 13 of the Credit Agreement is amended so that the definition of Subsidiary shall read in its entirety as follows.

                           "Subsidiary"  shall mean,  with respect to any person
                  (herein referred to as the "parent") any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held, or (b) that is, at the time any determination is made, otherwise Controlled by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. For purposes hereof, "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and the terms "Controlling" and "Controlled" shall have meanings correlative thereto.


                                   II. WAIVER
                                       ------

                  2.1  Waiver.  The  Banks  hereby  waive  noncompliance  by the
Company  as  of  June  30,   1999  with  the  minimum   consolidated   operating
consolidating cash flow provision of Section 10.5.2.

                  2.2 Limitation on Waiver.  Except as specifically set forth in
                      --------------------
Section 2.1, the foregoing waiver is specific in time and in intent and does not constitute, nor shall it be construed as, a waiver of any other right, power or privilege under the Credit Agreement, or under any agreement, contract, indenture, document or other instrument mentioned in the Credit Agreement; nor does the foregoing waiver preclude other or further exercise hereof or the exercise of any other right, power or privilege, nor shall the waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document, or instrument mentioned in the Credit Agreement, constitute a waiver of any other default of the same or of any other term or provision.

                                  III. GENERAL
                                       -------

                  3.1   Representations.   The  Company  hereby  represents  and
                        ---------------
warrants to the Banks and the Agent that:

                  (a) The execution, delivery and performance of this Amendment are within the Company's corporate authority, have been duly authorized by all necessary corporate action, have received all necessary consents and approvals (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the Certificate of Incorporation or By-laws of the Company or its Subsidiaries, or of any other agreement binding upon the Company or its Subsidiaries or their respective property.

                  (b) This Amendment constitutes the legal, valid, and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

                  (c) Except for any Event of Default or Unmatured Event of Default which will be cured by this Amendment becoming effective, no Event of Default or Unmatured Event of Default has occurred and is continuing or will result from this Amendment.

                  (d) The Company has furnished to the Banks a true and correct copy of the Bush Hog Letter of Intent.

                  (e) Pursuant to Section 5(b) of the Security Agreement, the Company is using its bests efforts to obtain from each person from whom the Company leases any warehouse space or premises in or on which any Collateral is located, a consent in form and substance satisfactory to the Agent.

                  (f) The Company has no fixtures in any county except Cook County, Illinois; Barton County, Kansas; Lake County, Indiana; and Dallas County, Alabama.

                  3.2  Conditions  Precedent to  Effectiveness.  This  Amendment
                       ---------------------------------------
shall become effective as of July 31, 1999 (the "Effective Date"), subject, however, to the receipt by the Agent of all fees and expenses previously billed to the Company in respect of the Credit Agreement as amended hereby, together with each of the following, each appropriately completed and duly executed as required and otherwise in form and substance reasonably satisfactory to the
Agent:

                  (a) counterparts of this Amendment, executed by the Company and the Banks.

                  (b) Certified copies of resolutions of the Board of Directors of the Company authorizing or ratifying the execution, delivery and performance by the Company of this Amendment;

                  (c) A certificate of the President or a Vice-President of the Company to the effect that (i) all necessary consents or approvals with respect to this Amendment have been obtained; and (ii) attached thereto is a true and correct copy of the Bush Hog Letter of Intent;

                  (d) A certificate of the Secretary or Assistant Secretary of the Company, certifying the name(s) of the officer(s) of the Company authorized to sign this Amendment and the documents related hereto on behalf of the Company;

                  (e) An opinion of Mark Standefer covering those matters set forth in Section 3.1(a) and 3.1(b) and such other legal matters as the Agent or its counsel may request; and

                  (f) Such other instruments, agreements and documents as the Agent may reasonably request, in each case duly executed as required and otherwise in form and substance satisfactory to the Banks.

                  3.3 Documents Remain in Effect.  Except as amended or modified
                      --------------------------
by this Amendment, the Credit Agreement remains in full force and effect and the Company confirms that its representations, warranties, agreements and covenants contained in, and obligations and liabilities under, the Credit Agreement and each of the other Loan Documents are true and correct in all material respects as if made on the date hereof, except where such representation, warranty, agreement or covenant speaks as of a specified date. References to the Credit Agreement in any other document shall be deemed to include a reference to the Credit Agreement as amended or modified hereby, whether or not reference is made to this Amendment.

                  3.4 Expenses. The Company covenants to pay to or reimburse the
                      --------
Agent, upon demand, for all costs and expenses (including legal expenses) in connection with the development, preparation, negotiation, execution and delivery of this Amendment and the Loan Documents.

                  3.5  Miscellaneous.
                       -------------

                  (a)  Section   headings   used  in  this   Amendment  are  for
convenience of reference only, and shall not affect the construction of this Amendment.

                  (b) This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois, without giving effect to principles of conflicts of laws.

                  (c) All obligations of the Company and rights of the Banks and the Agent, that are expressed herein, shall be in addition to and not in limitation of those provided by applicable law.

                  (d) Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

                  (e) The Company acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar amendments under the same or similar circumstances in the future, or (ii) to amend, relinquish or impair any right of the Agent or the Banks to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.
                  (f) This Amendment shall be binding upon and inure to the benefit of the parties and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

                  (g) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

                  (h) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supercedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 15.1 of the Credit Agreement.

                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have caused the execution and delivery hereof by their respective representatives thereunto duly authorized as of the date first herein appearing.

                                         ALLIED PRODUCTS CORPORATION


                                         By: /s/ Richard A. Drexler
                                            -----------------------------------
                                         Name:   Richard A. Drexler
                                              ---------------------------------
                                         Title:  Chairman, CEO, President
                                         --------------------------------------


                                         BANK OF AMERICA NATIONAL, N.A.(formerly
                                         known as Bank of America National Trust
                                         and Savings Association), as Agent



                                         By: /s/ David A. Johanson
                                            -----------------------------------
                                         Name:   David A. Johanson
                                              ---------------------------------
                                         Title:  Vice President
                                               --------------------------------


                                         BANK OF AMERICA NATIONAL, N.A.(formerly
                                         known as Bank of America National Trust
                                         and Savings Association), in its
                                         individual corporate capacity



                                         By: /s/ Peter J. Gates, Jr.
                                            -----------------------------------
                                         Name:   Peter J. Gates, Jr.
                                              ---------------------------------
                                         Title:
                                               --------------------------------

                                         LASALLE NATIONAL BANK


                                         By: /s/ Mary Lou Bartlett
                                            -----------------------------------
                                         Name:   Mary Lou Bartlett
                                              ---------------------------------
                                         Title:  Vice President
                                               --------------------------------